Supplement to the
Fidelity® Advisor
Value Leaders Fund
Institutional Class
December 30, 2003
Prospectus

The following information replaces the "Annual operating expenses (paid from class assets)" section of the "Fee Table" on page 4.

Annual operating expenses (paid from class assets)

Institutional Class
Management fee	0.58%
Distribution and/or Service (12b-1) fees	None
Other expensesA	1.82%
Total annual class operating expensesB	2.40%

A Based on estimated amounts for the current fiscal year.

B Effective November 1, 2003, FMR has voluntarily agreed to reimburse Institutional Class of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of its average net assets, exceed 1.25%. This arrangement may be discontinued by FMR at any time.

A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Institutional Class operating expenses, after reimbursement, would have been 1.23%.

AVLFI-04-01 January 15, 2004
1.790647.101

Supplement to the
Fidelity® Advisor
Value Leaders Fund
Class A, Class T, Class B, and Class C
December 30, 2003
Prospectus

The following information replaces the "Annual operating expenses (paid from class assets)" section of the "Fee Table" on page 5.

Annual operating expenses (paid from class assets)

	Class A	Class T	Class B	Class C
Management fee	0.58%	0.58%	0.58%	0.58%
Distribution and/or Service (12b-1) fees	0.25%	0.50%	1.00%	1.00%
Other expensesA	2.09%	1.96%	2.17%	2.09%
Total annual class operating expensesB	2.92%	3.04%	3.75%	3.67%

A Based on estimated amounts for the current fiscal year.

B FMR has voluntarily agreed to reimburse Class A, Class T, Class B, and Class C of the fund to the extent that total operating expenses (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

	Class A	Effective Date	Class T	Effective Date	Class B	Effective Date	Class C	Effective Date
Advisor Value Leaders	1.50%	11/01/03	1.75%	11/01/03	2.25%	11/01/03	2.25%	11/01/03

These arrangements may be discontinued by FMR at any time.

A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. Including these reductions, the total Class A, Class T, Class B, and Class C operating expenses are shown in the table below.

AVLF-04-01 January 15, 2004
1.790648.101

Total Operating ExpensesA
Advisor Value Leaders - Class A	1.48%
Advisor Value Leaders - Class T	1.73%
Advisor Value Leaders - Class B	2.23%
Advisor Value Leaders - Class C	2.23%

A After reimbursement.